UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2015

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the election of ten directors at the Company’s annual meeting, the Board of Directors of the Company (the “Board”) approved an amendment to Article II, Section 2 of the Company’s By-Laws to decrease the number of directors from twelve (12) to ten (10) effective May 6, 2015.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2015, the Company held its Annual Meeting of Shareholders. At the Annual Meeting, (i) ten members were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2015 was ratified; (iii) the compensation of the Company’s named executive officers was approved in an advisory vote and (iv) the Company’s 2015 Stock Award and Incentive Plan was approved. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 18, 2015 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The directors elected to the Board for terms expiring at the Annual Meeting in the year 2016, as well as the number of votes cast for, votes cast against, votes abstained and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Marcello V. Bottoli	61,664,720	52,453	244,746	3,850,665
Linda B. Buck	61,682,667	34,658	244,594	3,850,665
Michael L. Ducker	61,360,167	354,529	247,223	3,850,665
Roger W. Ferguson, Jr.	61,579,255	135,401	247,263	3,850,665
John F. Ferraro	61,428,554	285,954	247,411	3,850,665
Andreas Fibig	58,788,417	1,347,171	1,826,331	3,850,665
Christina Gold	61,601,199	114,961	245,759	3,850,665
Henry W. Howell, Jr.	60,886,429	828,188	247,302	3,850,665
Katherine M. Hudson	61,682,922	34,083	244,914	3,850,665
Dale F. Morrison	61,655,681	59,840	246,398	3,850,665

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2015 received the following votes:

For	Against	Abstain	Broker Non-Votes
63,680,326	1,870,172	262,086	0

The advisory proposal to approve the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure, received the following votes:

For	Against	Abstain	Broker Non-Votes
58,295,899	3,349,077	316,943	3,850,665

The proposal to approve the Company’s 2015 Stock Award and Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
58,950,077	2,718,525	293,317	3,850,665

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3(ii)	By-Laws of International Flavors & Fragrances Inc., effective as of May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Richard O’Leary
Name: Richard O’Leary
Title: Interim Chief Financial Officer
Date: May 6, 2015